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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                      FEBRUARY 25, 2003 (FEBRUARY 24, 2003)
               (Date of Report (date of earliest event reported))


                            AVIS GROUP HOLDINGS, INC.
             (Exact Name Of Registrant As Specified In Its Charter)

          DELAWARE                      1-13315                  11-3347585
(State or other jurisdiction of   (Commission File No.)       (I.R.S. Employer
incorporation or organization)                               Identification No.)

              6 SYLVAN WAY                                         07054
             PARSIPPANY, NJ                                      (Zip Code)
(Address of Principal Executive Offices)

                                 (973) 496-3500
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

       EXCEPT AS EXRESSLY INDICATED OR UNLESS THE CONTEXT OTHERWISE REQUIRES, "AVIS GROUP HOLDINGS", "AVIS", "AGH", "WE", "OUR", OR "US" MEANS AVIS GROUP HOLDINGS, INC., A DELAWARE CORPORATION, AND ITS SUBSIDIARIES.

On February 25, 2003, we disclosed Selected Historical Consolidated Financial Data of Avis Group Holdings, Inc., including a summary of our full year 2002 results, selected balance sheet data at December 31, 2002 and selected operating data for 2002. A copy of such Selected Historical Consolidated Financial Data is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.

       Additionally on February 24, 2003, our parent company, Cendant Corporation, announced that John W. Chidsey, Chairman and CEO of Cendant's Vehicle Services Division, which includes Avis, has resigned to pursue opportunities outside of Cendant and that Kevin M. Sheehan, Cendant's Chief Financial Officer, will assume responsibility for such division. Mr. Sheehan will also replace Mr. Chidsey as a Director of Avis. Mr. Chidsey will remain as a consultant to Cendant through the second quarter of 2003.

       Statements about future results made in this current report on Form 8-K, including any projections, and the statements attached hereto constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations and the current economic environment. We caution that these statements are not guarantees of future performance. Actual results may differ materially from those expressed or implied in the forward-looking statements. Important assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements are specified in our Form 10-Q for the quarterly period ended September 30, 2002.

ITEM 7. EXHIBITS

       See Exhibit Index.



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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AVIS GROUP HOLDINGS, INC.

                                       By: /s/ KURT FREUDENBERG
                                           -------------------------------------
                                           Kurt Freudenberg
                                           Senior Vice President and Controller

Date: February 25, 2003


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                            AVIS GROUP HOLDINGS, INC.
                           CURRENT REPORT ON FORM 8-K
               REPORT DATED FEBRUARY 25, 2003 (FEBRUARY 24, 2003)

                                  EXHIBIT INDEX

EXHIBIT
  NO.                                     DESCRIPTION
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99              Selected Historical Consolidated Financial Data of Avis Group
                Holdings, Inc.